Exhibit 10.1

AMENDMENT TO AGREEMENT

THIS AMENDMENT AGREEMENT, dated as of December 29, 2023 (this “Amendment”), by and between Evermed Medical Enterprise Ltd (the “EVERMED”) and Endonovo Therapeutics, Inc. (“ENDONOVO”), amends the Sales and Strategic Partnership Agreement (the “Agreement”)

dated May 18, 2020.

WTNESSETH:

WHEREAS, the parties entered into the Agreement dated May 18, 2020 whereby EVERMED has the exclusive rights to market and sell the product within Taiwan (the “Territory”) in the area of post-surgery pain control and recovery;

WHEREAS, EVERMED shall be required to achieve the performance thresholds in order to maintain its exclusive rights as listed in EXHIBIT A;

WHEREAS, the parties desire to amend the Agreement as set forth below;

NOW THEREFORE, in consideration of the mutual benefits and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows.

AMENDMENT TO THE AGREEMENT:

ROLES AND RESPONSIBILITIES

Section A.

Add the following clauses:

9. EVERMED shall either publish (or have published) the results of the observational/demonstration trials in recognized surgical/medical publications or present (or have them presented) at recognized surgical/medical conferences

10. By no later than January 15 of each year during the term of the Agreement, EVERMED will provide ENDONOVO with:

a)	An annual sales forecast for SofPulse
b)	An annual sales and marketing plan for SofPulse, including the sales and marketing budgets.

11. EVERMED will provide ENDONOVO with Quarterly Reports within fourteen (14) days following the end of the most recent quarter. These reports will include the following:

:

a. Sales - Update on end of quarter sales and year-to-date sales

b. Update on marketing programs

c. Marketing spends (actual)

d. Number of hospitals purchasing SofPulse®

e. Number of new hospital accounts opened and total number of hospital accounts opened. in the past quarter as well as year-to-date

f. Number of new surgeons/physicians using SofPulse® and total number of surgeons/physicians using SofPulse® in the past quarter as well as year-to-date

g. Results of all observational/demonstration trials

h. Sales and marketing plans for the next quarter

i. Management narrative summarizing the quarterly results.

j. Sales and marketing plans for the next quarter

12. Evermed and Endonovo shall schedule a monthly meeting to discuss the contents in Section A. Clause# 11

13. Evermed will provide annually financial statement according to International Financial Reporting Standards (IFRS).

SHIPPING, PRICE, DISCOUNT AND PAYMENT

Section B(2) of the Agreement is amended as follows:

Each single ring Product is priced at a Sales Price to EVERMED is USD$168 per unit plus shipping cost at the point of ordering.

INITIAL TERM

Section D of the Agreement is amended as follows:

Unless earlier terminated as hereinafter provided, this Agreement shall continue in full force and effect for a period of six (6) years from the effective date of the initial marketing launch (no later than April 1st, 2024.

EXHIBIT A

Replace the performance Thresholds for the First Year (“Gross Revenue”) with a Thresholds for First Six-Years as follows.

Performance Thresholds for First Year (“Gross Revenues”):

	Q1	Q2	Q3	Q4	1st Year
Medical Center	10	50	150	300	510
Regional Hospital	40	100	150	200	490
Total	50	150	300	500	1,000
*Gross Revenue	$8,400	S25,200	$50,400	$84,000	$168,000

Performance Thresholds for Second Year (“Gross Revenues”):

	Q1	Q2	Q3	Q4	2nd Year
Medical Center	500	650	1000	1000	3150
Regional Hospital	299	350	500	800	1949
Total	799	1,000	1,500	1,800	5,099
*Gross Revenue	$134,232	$168,000	$252,000	$302,400	$856,632

Performance Thresholds for Third Year (“Gross Revenues”):

	Q1	Q2	Q3	Q4	3rd Year
Medical Center	1300	1600	1900	2200	7000
Regional Hospital	900	1000	1300	1800	5000
Total	2200	2600	3200	4000	12,000
*Gross Revenue	$369,600	$436,800	$537,600	$672,000	$2,016,000

Performance Thresholds for Fourth, Year (“Gross Revenues”):

	Q1	Q2	Q3	Q4	4rd Year
Medical Center	2,300	2,500	2,800	3,100	10,700
Regional Hospital	2,200	2,700	3,200	3,200	11,300
Total	4,500	5,200	6,000	6,300	22,000
*Gross Revenue	$756,000	$873,600	$1,008,000	$1,058,400	$3,696,000

Performance Thresholds for Fifth, Year (“Gross Revenues”):

	Q1	Q2	Q3	Q4	5rd Year
Medical Center	3,200	3,300	3,400	3,600	13,500
Regional Hospital	3,800	4,700	5,600	6,400	20,500
Total	7,000	8,000	9,000	10,000	34,000
*Gross Revenue	$1,176,000	$1,344,000	$1,512,000	$1,680,000	$5,712,000

Performance Thresholds for Sixth, Year (“Gross Revenues”):

	Q1	Q2	Q3	Q4	6rd Year
Medical Center	4,000	4,500	5,200	6,000	19,700
Regional Hospital	7,000	8,000	9,300	11,000	35,300
Total	11,000	12,500	14,500	17,000	55,000
*Gross Revenue	$1,848,000	$2,100,000	$2,436,000	$2,856,000	$9,240,000

*The gross revenue is calculated in $168 unit price in USD.

All currency is in US dollars. The Performance Threshold will start upon the initial marketing launch (no later than April 1st, 2024.

IN WITNESS WHEREOF, Evermed and Endonovo have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

EVERMED MEDICAL ENTERPRISE LTD (“EVERMED”).

By:
Name:	George Wang
Title:	CEO

ENDONOVO THERAPEUTICS, INC. “ENDONOVO”)

By:
Name:	Alan Collier
Title:	CEO